Exhibit (a)(1)(iii)




THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF ACCEPTANCE AND TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS COMPLETED. THE DEPOSITARY, THE DEALER MANAGERS OR YOUR BROKER OR OTHER FINANCIAL ADVISOR CAN ASSIST YOU IN COMPLETING THIS LETTER OF ACCEPTANCE AND TRANSMITTAL (SEE BACK PAGE OF THIS DOCUMENT FOR ADDRESSES AND TELEPHONE NUMBERS).


                      LETTER OF ACCEPTANCE AND TRANSMITTAL

                     for Warrants 2005 and Warrants 2008 of

                       MICROCELL TELECOMMUNICATIONS INC.

                  pursuant to the Offers dated May 17, 2004 of

                               TELUS CORPORATION

 ----------------------------------------------------------------------------
|  THE OFFERS WILL BE OPEN FOR ACCEPTANCE UNTIL 9 P.M. (TORONTO TIME) ON     |
|          JUNE 22, 2004 (THE "EXPIRY TIME"), UNLESS THE OFFERS ARE          |
|                           EXTENDED OR WITHDRAWN.                           |
 ----------------------------------------------------------------------------


This Letter of Acceptance and Transmittal (or a facsimile thereof), properly completed and duly executed, together with all other required documents, must accompany certificates for Warrants 2005 and/or Warrants 2008 ("Warrants") of Microcell Telecommunications Inc. (the "Company") deposited pursuant to the offers (the "Offers") dated May 17, 2004, made by TELUS Corporation (the "Offeror") to holders of Warrants.

The terms and conditions of the Offers are incorporated by reference in this Letter of Acceptance and Transmittal. Capitalized terms used but not defined in this Letter of Acceptance and Transmittal which are defined in the Offers to Purchase (the "Offers to Purchase") and accompanying Circular (together, the "Offers to Purchase and Circular"), dated May 17, 2004, have the meanings ascribed to them in the Offers to Purchase and Circular.

Holders of Warrants who wish to deposit such Warrants but whose certificates for such Warrants are not immediately available, who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary no later than the Expiry Time must deposit their Warrants according to the guaranteed delivery procedure set forth in Section 3 of the Offers to Purchase, "Manner of Acceptance - Procedure for Guaranteed Delivery". See Instruction 2 herein.

This Letter of Acceptance and Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Warrants is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (pursuant to the procedures set forth in Section 3 of the Offers to Purchase, "Manner of Acceptance - Book-entry Transfer").


TO:       TELUS Corporation


AND TO: Computershare Trust Company of Canada (the "Depositary"), at its offices set out herein

The undersigned delivers to you the enclosed certificate(s) for Warrants and, subject only to the provisions of the Offers regarding withdrawal, irrevocably accepts the Offers for such Warrants. The following are the details of the enclosed certificate(s):

-------------------------------- -------------------------------- -------------------- -------------- --------------
   Certificate Number(s)*          Name(s) in which Registered    Series of Warrants     Number of      Number of
                                                                   (please check one)    Warrants        Warrants
                                                                                        Represented    Deposited*
-------------------------------- -------------------------------- ---------- ---------      by
                                                                     2005     2008      Certificate
-------------------------------- -------------------------------- ---------- --------- -------------- --------------
                                                                      [ ]      [ ]

-------------------------------- -------------------------------- ---------- --------- -------------- --------------
                                                                      [ ]      [ ]

-------------------------------- -------------------------------- ---------- --------- -------------- --------------
                                                                      [ ]      [ ]

-------------------------------- -------------------------------- ---------- --------- -------------- --------------
                                                                      [ ]      [ ]

-------------------------------- -------------------------------- ---------- --------- -------------- --------------

                                                          TOTAL:
                                                                  ---------- --------- -------------- --------------
(If space is insufficient, please attach a list to this Letter of Acceptance and Transmittal in the above form.)

*Unless otherwise indicated, all Warrants evidenced by any certificate(s) submitted to the Depositary will be deemed to have been deposited under the Offers. See Instruction 6, "Partial Deposits".

The undersigned acknowledges receipt of the Offers to Purchase and Circular and represents and warrants that: (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Warrants covered by this Letter of Acceptance and Transmittal (the "Deposited Securities") and any Other Securities (as defined below) being deposited; (ii) the undersigned or the Person on whose behalf the Deposited Securities (and Other Securities) are being deposited owns (including, without limitation, within the meaning of Rule 14e-4 under the Exchange Act) the Deposited Securities that are being deposited (and any Other Securities); (iii) the Deposited Securities and Other Securities have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Securities and Other Securities, to any other Person; (iv) the deposit of the Deposited Securities and Other Securities complies with applicable laws (including with Rule 14e-4 under the Exchange Act); and (v) when the Deposited Securities and Other Securities are taken up and paid for by the Offeror, the Offeror will acquire good title thereof, free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others. The acceptance of the Offers pursuant to the procedures set forth herein shall constitute an agreement between the depositing holder of Warrants and the Offeror in accordance with the terms and conditions of the Offers.

IN CONSIDERATION OF THE OFFERS AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offers to Purchase and in this Letter of Acceptance and Transmittal, subject only to the provisions of the Offers to Purchase regarding withdrawal rights, the undersigned irrevocably accepts the Offers for and in respect of the Deposited Securities and (unless deposit is to be made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offers to Purchase, "Manner of Acceptance - Book-entry Transfer") delivers to you the enclosed Warrant certificate(s) representing the Deposited Securities and, on and subject to the terms and conditions of the Offers to Purchase, deposits, sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited Securities, and in and to all rights and benefits arising from the Deposited Securities including any and all Other Securities (as defined below).

If, on or after the date of the Offers, the Company should declare or pay any dividend or declare, make or pay any other distribution or payment on or declare, allot, reserve, or issue any securities, rights or other interests with respect to any series of Warrants, that is payable or distributable to the holders of Warrants on a record date that precedes the date of transfer of such Warrants into the name of the Offeror or its nominees or transferees on the Warrant register maintained by or on behalf of the Company, then without prejudice to the Offeror's rights under Section 4 of the Offers to Purchase, "Conditions of the Offers": (a) in the case of cash dividends, distributions or payments, the amount of the dividends, distributions or payments shall be received and held by the depositing holder of Warrants for the account of the Offeror until the Offeror pays for such Warrants, and to the extent that such dividends, distributions or payments do not exceed the cash purchase price per Warrant payable by the Offeror pursuant to the Offers, the cash purchase price per Warrant pursuant to the Offers will be reduced by the amount of any such dividend, distribution or payment; (b) in the case of non-cash dividends, distributions, payments, rights or other interests, the whole of any such non-cash dividend, distribution, payment, right or other interest shall be received and held by the depositing holder of Warrants for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing holder of Warrants to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer; and (c) in the case of any cash dividends, distributions or payments in an amount that exceeds the cash purchase price per Warrant, the whole of any such cash dividend, distribution or payment shall be received and held by the depositing holder of Warrants for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing holder of Warrants to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as owner of any such dividend, distribution, payment, right or other interest and may withhold the entire purchase price payable by the Offeror pursuant to the Offers or deduct from the purchase price payable by the Offeror pursuant to the Offers the amount or value of the dividend, distribution, payment, right or other interest, as determined by the Offeror in its sole discretion.

If the undersigned's Warrant certificates are not immediately available, the undersigned cannot complete the procedures for book-entry transfer on a timely basis, or the undersigned cannot deliver its Warrant certificates and all other required documents to the Depositary no later than the Expiry Time, the undersigned must deliver its Warrants according to the guaranteed delivery procedures set forth in Section 3 of the Offers to Purchase, "Manner of Acceptance - Procedure for Guaranteed Delivery".

The undersigned irrevocably appoints each officer of the Depositary and each officer of the Offeror and any other Person designated by the Offeror in writing, as the true and lawful agents, attorneys and attorneys-in-fact and proxies of the undersigned with respect to the Deposited Securities registered in the name of the undersigned on the books of the Company and deposited pursuant to the Offers and purchased by the Offeror (the "Purchased Securities"), and with respect to any and all dividends (other than certain cash dividends), distributions, payments, securities, rights, warrants, assets or other interests (collectively, "Other Securities"), which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Purchased

Securities on or after the date of the Offers, except as otherwise indicated in Section 10 of the Offers to Purchase, "Changes in Capitalization; Dividends and Distributions; Liens".

The power of attorney will be granted upon execution of this Letter of Acceptance and Transmittal and shall be effective on and after the date that the Offeror takes up and pays for Purchased Securities (the "Effective Date"), with full power of substitution and resubstitution in the name of and on behalf of the undersigned (such power of attorney, coupled with an interest, being irrevocable) to: (i) transfer ownership of the Purchased Securities on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidence of transfer and authenticity, to, or upon the order of, the Offeror; (ii) register or record the transfer of Purchased Securities and Other Securities on the registers of the Company;
(iii) execute and deliver, as and when requested by the Offeror, any instruments of proxy, authorization or consent in form and on terms satisfactory to the Offeror in respect of such Purchased Securities and Other Securities, revoke any such instrument, authorization or consent or designate in such instrument, authorization or consent any Person or Persons as the proxy of such holder in respect of the Purchased Securities for all purposes, including in connection with any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of relevant securities of the Company;
(iv) execute and negotiate any cheques or other instruments representing any Other Securities payable to the undersigned; and (v) exercise any rights of the undersigned with respect to such Purchased Securities and Other Securities, all as set forth in this Letter of Acceptance and Transmittal.

The undersigned also agrees, effective on and after the Effective Date, not to vote any of the Purchased Securities or Other Securities at any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of Warrants or holders of Other Securities and not to exercise any or all of the other rights or privileges attached to the Purchased Securities or Other Securities and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to the Offeror, in respect of all or any of the Purchased Securities or Other Securities, and to designate in such instruments of proxy the Person or Persons specified by the Offeror as the proxy or the proxy nominee or nominees of the holder in respect of the Purchased Securities or Other Securities. Upon such appointment, all prior proxies given by the holder of such Purchased Securities or Other Securities with respect thereto shall be revoked and no subsequent proxies may be given by such Person with respect thereto.

The undersigned covenants and agrees to execute, upon request of the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities or Other Securities to the Offeror and acknowledges that all authority therein conferred or agreed to be conferred may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned therein shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned instructs the Offeror and the Depositary, upon the Offeror taking up the Deposited Securities, to mail a cheque, payable in Canadian funds, representing the cash payment to which the undersigned is entitled by first class mail, postage prepaid, or to hold such cheque, if any, for pick-up, in accordance with the instructions given below. All amounts payable by the Offeror for Deposited Securities will be in Canadian currency. Should any Deposited Securities not be purchased, the deposited certificates and other relevant documents shall be returned promptly in accordance with the instructions in the preceding sentence. The undersigned acknowledges that the Offeror has no obligation pursuant to the instructions given below to transfer any Deposited Securities from the name of the registered holder thereof if the Offeror does not purchase any of the Deposited Securities.

By reason of the use by the undersigned of an English language form of Letter of Acceptance and Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offers as accepted through this Letter of Acceptance and Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une lettre d'envoi en langue anglaise par le soussigne, le soussigne et les destinataires sont reputes avoir requis que tout contrat atteste par les offres acceptees par cette lettre d'acceptation et d'envoi, de meme que tous les documents qui s'y rapportent, soient rediges exclusivement en langue anglaise.

----------------------------------------------------------          -------------------------------------------------------
                         BLOCK A                                                            BLOCK B
   ISSUE CHEQUE IN THE NAME OF: (please print or type)                     SEND CHEQUE (Unless Block "C" is checked) TO:
                                                                           (please print or type)


-----------------------------------------------------------         --------------------------------------------------------
     (Name)                                                            (Name)

-----------------------------------------------------------         --------------------------------------------------------


-----------------------------------------------------------         --------------------------------------------------------
     (Street Address and Number)

-----------------------------------------------------------         --------------------------------------------------------
     (City and Province or State)                                        (Street Address and Number)

-----------------------------------------------------------         --------------------------------------------------------
     (Country and Postal (or Zip) Code)

-----------------------------------------------------------         --------------------------------------------------------
     (Telephone - Business Hours)                                        (City and Province or State)


-----------------------------------------------------------         --------------------------------------------------------
    (Tax Identification, Social Insurance or Social                      (Country and Postal (or Zip) Code)
      Security Number)

-----------------------------------------------------------         --------------------------------------------------------



 ----------------------------------------------------------------------------------------------------------------------------
                                                           BLOCK C
   [ ] HOLD CHEQUE FOR PICK-UP AT THE OFFICES OF THE DEPOSITARY WHERE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS
       DEPOSITED. (Check box)
 ----------------------------------------------------------------------------------------------------------------------------

Signature guaranteed by (if required under Instruction 4):


____________________________________________________             Dated: _________________________________, 2004


____________________________________________________              ____________________________________________________
         Authorized Signature of Guarantor                                Signature of holder of Warrants or
                                                                            Authorized Representative
                                                                            - See Instructions 3 and 5

____________________________________________________              ____________________________________________________
     Name of Guarantor (please print or type)                                Name of holder of Warrants
                                                                               (please print or type)

____________________________________________________              ____________________________________________________
    Address of Guarantor (please print or type)                    Name of Authorized Representative, if applicable
                                                                                (please print or type)

                                                                  ____________________________________________________
                                                                   Daytime telephone number of holder of Warrants
                                                                            or Authorized Representative

                                                                  ____________________________________________________
                                                                      Daytime facsimile number of holder of Warrants
                                                                            or Authorized Representative

                                                                  ____________________________________________________
                                                                    Tax Identification, Social Insurance or Social
                                                                       Security Number of holder of Warrants

                                      4


---------------------------------------------------------------------------------------------------------------------------------
                                                         BLOCK D
          INDICATE WHETHER OR NOT YOU ARE A U.S. SECURITYHOLDER OR ARE ACTING ON BEHALF OF A U.S. SECURITYHOLDER

[ ]    The owner signing above represents that it is not a U.S. Securityholder and is not acting on behalf of a U.S.
       Securityholder.
[ ]    The owner signing above is a U.S. Securityholder or is acting on behalf of a U.S. Securityholder.

A U.S. Securityholder is any Securityholder that is either (A) providing an address in Block "B" which is located within the United States or any territory or possession thereof or (B) a U.S. person for United States federal income tax purposes.

IF YOU ARE A U.S. SECURITYHOLDER OR ARE ACTING ON BEHALF OF A U.S. SECURITYHOLDER, THEN IN ORDER TO AVOID BACKUP WITHHOLDING YOU
MUST COMPELTE THE SUBSITUTE FORM W-9 INCLUDED BELOW, OR OTHERWISE PROVIDE CERTIFICATION THAT YOU ARE EXEMPT FROM BACKUP
WITHHOLDING, AS PROVIDED IN THE INSTRUCTIONS.
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                         BLOCK E

  [ ] CHECK HERE IF WARRANTS ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY
AND COMPLETE THE FOLLOWING:
  (please print or type)

  Name of Registered Holder ________________________________ Date of Execution of Notice_____________________________

  Window Ticket Number (if any) _____________________________________________________________________________________

  Name of Institution which Guaranteed Delivery _____________________________________________________________________
---------------------------------------------------------------------------------------------------------------------------


                                      5

---------------------------------------------------------------------------------------------------------------------------
                                                         BLOCK F

 [ ] CHECK HERE IF DEPOSITED WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT
     AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY
     TRANSFER FACILITY MAY DELIVER WARRANTS BY BOOK-ENTRY TRANSFER):
     (please print or type)

 Name of Depositing Institution      ___________________________________________________

 Account Number                      ___________________________________________________

 Transaction Code Number             ___________________________________________________

---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                         BLOCK G
                              DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFERS

The owner signing above represents that the member of the Soliciting Dealer Group who solicited and obtained this deposit is:
                                             (please print or type)

_____________________________________________  ___________________________________  ___________________________
              (Firm)                              (Registered Representative)            (Telephone Number)

_____________________________________________  ___________________________________
           (Address)                                        (Fax)

  [ ]  CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED           [ ] CHECK HERE IF DISKETTE TO FOLLOW

---------------------------------------------------------------------------------------------------------------------------

                                 SUBSTITUTE FORM W-9 - TO BE COMPLETED BY U.S. SECURITHOLDERS ONLY

---------------------------------- ------------------------------------------- -------------------------------------------
                                   Part 1 -  Taxpayer  Identification  Number
           SUBSTITUTE              ("TIN")  -  ENTER  YOUR  TIN IN THE BOX AT
                                   RIGHT. (For most individuals, this is         __________________________________
            Form W-9               your social security number. If you do        Social Security Number(s) (If
                                   have a TIN, see "Obtaining a Number" TIN,     awaiting not write "Applied For")
    Department of the Treasury     in the  enclosed  Guidelines.) CERTIFY BY
    Internal Revenue Service       SIGNING AND DATING BELOW.                     OR

    Request for Taxpayer           Note:  If the  account is in more than one    ____________________________
    Identification Number and      name,   see  the  chart  in  the  enclosed    Employer Identification Number(s) (If
    Certification                  Guidelines  to  determine  which number to    awaiting TIN, write "Applied For")
                                   give the payor.
                                   ---------------------------------------------------------------------------------------
                                   Part 2 -- For payees exempt from backup withholding, please write "exempt" here (see instructions):
                                   ---------------------------------------------------------------------------------------
                                   Part 3 -- Certification -- Under penalties of perjury, I certify that:

                                   (1) The number shown on this form is my correct TIN (or I am waiting for a
                                       TIN to be issued to me); and

                                   (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal
                                       Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                                   (3) I am a U.S. person (including a U.S. resident alien).

                                   Certification Instructions. You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.


                                   Signature of U.S. person ___________________________    Date _________________, 2004

---------------------------------- ---------------------------------------------------------------------------------------


NOTE: Failure to furnish your correct TIN may result in a $50 penalty imposed by the Internal Revenue Service and in backup withholding of 28% of the gross proceeds of any payments made to you pursuant to the Offers. Please review the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional details.

You must complete the following certificate if you wrote "Applied For" in Part 1 of Substitute Form W-9.

--------------------------------------------------------------------------------------------------------------------------
CERTIFICATION
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or
Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of the gross proceeds of such payment may be withheld.

Signature _____________________________          Date __________________, 2004

--------------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS

1.   Use of Letter of Acceptance and Transmittal

     (a) This Letter of Acceptance and Transmittal (or a manually signed facsimile thereof) together with accompanying certificates representing the Deposited Securities (or, if deposit is made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offers to Purchase, "Manner of Acceptance - Book-entry Transfer", a timely Book-Entry Confirmation of a book-entry transfer of the Deposited Securities into the Depositary's account at the Book-Entry Transfer Facility) and all other documents required by the terms of the Offers to Purchase and this Letter of Acceptance and Transmittal must be received by the Depositary at any of the offices specified on the back cover page before no later than 9 p.m., Toronto time, on June 22, 2004, unless the Offers in respect of the Warrants are extended or unless the procedure for guaranteed delivery set out in Instruction 2 below is used.

     (b) The method used to deliver this Letter of Acceptance and Transmittal and any accompanying certificates representing Warrants is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received by the Depositary. The Offeror recommends that the necessary documentation be hand delivered to the Depositary at any of its offices specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Holders of Warrants whose Warrants are registered in the name of a broker, dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Warrants.

2.   Procedure for Guaranteed Delivery

     If a holder of Warrants wishes to deposit such Warrants pursuant to the Offers and certificates for such Warrants are not immediately available, the holder cannot complete the procedure for book-entry transfer on a timely basis, or the holder cannot deliver all other required documents to the Depositary no later than the Expiry Time, those Warrants may nevertheless be deposited under the Offers provided that all of the following conditions are met:

     (a)  the deposit is made by or through an Eligible Institution;

     (b) a Notice of Guaranteed Delivery (printed on orange paper) in the form accompanying the Offers to Purchase and Circular or a facsimile thereof, properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified in the Notice of Guaranteed Delivery, is received by the Depositary at the applicable address set out in the Notice of Guaranteed Delivery, no later than the Expiry Time; and

     (c) the certificate(s) representing the deposited Warrants in proper form for transfer, or a Book-Entry Confirmation with respect to all deposited Warrants, together with this Letter of Acceptance and Transmittal (or a facsimile hereof), properly completed and duly executed with any required signature guarantees (or in the case of a book-entry transfer of Warrants, an Agent's Message), covering the deposited Warrants and all other documents required by this Letter of Acceptance and Transmittal, are received by the Depositary at the applicable address specified in the Notice of Guaranteed Delivery no later than 5 p.m., Toronto time, on the third trading day on the TSX after the Expiry Time.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary at the applicable address set out in the Notice of Guaranteed Delivery and must include a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. DELIVERY OF THE NOTICE OF GUARANTEED DELIVERY AND THIS LETTER OF ACCEPTANCE AND TRANSMITTAL AND ACCOMPANYING WARRANT CERTIFICATES TO ANY OFFICE OTHER THAN SUCH OFFICE OF THE DEPOSITARY DOES NOT CONSTITUTE DELIVERY FOR PURPOSES OF SATISFYING A GUARANTEED DELIVERY.

     An "Eligible Institution" means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP), or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP).

3.   Signatures

     This Letter of Acceptance and Transmittal must be completed and signed by the registered holder of Deposited Securities (including any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of Deposited Securities accepting the Offers described above or by such holder's duly authorized representative (in accordance with Instruction 5).

     (a) If this Letter of Acceptance and Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Acceptance and Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Acceptance and Transmittal.

     (b) If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a cheque is to be issued to a person other than the registered owner(s):

          (i) such deposited certificate(s) must be endorsed or accompanied by an appropriate transfer power of attorney duly and properly completed by the registered owner(s); and

          (ii) the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below.

4.   Guarantee of Signatures

     If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) (which term, for purposes of these Instructions, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Deposited Securities) of the Deposited Securities, or if Deposited Securities not purchased are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of the Company or if payment is to be issued in the name of a person other than the registered owner(s) of the Deposited Securities, such signature must be guaranteed by an Eligible Institution (except that no guarantee is required if the signature is that of an Eligible Institution).

5.   Fiduciaries, Representatives and Authorizations

     Where this Letter of Acceptance and Transmittal is executed by a person acting as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Acceptance and Transmittal must be accompanied by satisfactory evidence of the authority to act. The Offeror or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

6.   Partial Deposits

     Unless deposits are to be made pursuant to the procedure for deposit by book-entry transfer, if less than the total number of Warrants evidenced by any certificate submitted is to be deposited, fill in the number of Warrants to be deposited in the appropriate space on this Letter of Acceptance and Transmittal. In such case, new certificate(s) for the number of Warrants not deposited will be sent to the registered holder as soon as practicable after the Expiry Time. The total number of Warrants evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

7.   Solicitation

     Identify the dealer or broker, if any, who solicited acceptance of the Offers by completing the appropriate box on this Letter of Acceptance and Transmittal and present a list of beneficial holders, if applicable.

8.   Substitute Form W-9

     United States federal income tax law generally requires that a U.S. Securityholder who receives cash in exchange for Warrants must provide the Depositary with his correct Taxpayer Identification Number ("TIN"), which, in the case of a holder of Warrants who is an individual, is generally the individual's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each U.S. Securityholder must provide his correct TIN by completing the "Substitute Form W-9" set forth in this document, which requires such holder to certify under penalties of perjury, (1) that the TIN provided is correct (or that such holder is awaiting a TIN), (2) that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding, and (3) that the holder is a U.S. person (including a U.S. resident alien).

     Exempt holders (including, among others, all corporations) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     If Warrants are held in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Guidelines for information on which TIN to report.

     If a U.S. Securityholder does not have a TIN, such holder should: (i) consult the enclosed W-9 Guidelines for instructions on applying for a TIN, (ii) write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

     If the Substitute Form W-9 is not applicable to a U.S. Securityholder because such holder is not a U.S. person for United States federal income tax purposes, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign status, signed under penalty of perjury. Such appropriate IRS Form W-8 may be obtained from the Depositary.

     A U.S. SECURITYHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH IN THIS LETTER OF ACCEPTANCE AND TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFERS.

9.   Stock Transfer Taxes

     Except as otherwise provided in this Instruction 9, the Offeror will pay all stock transfer taxes with respect to the transfer and sale of any Warrants to it or its order pursuant to the Offers. If, however, payment of the purchase price is to be made to, or if Warrant Certificate(s) for Warrants not deposited or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if deposited Warrant Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Acceptance and Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Warrants purchased unless evidence satisfactory to the Offeror, in its sole discretion, of the payment of such taxes, or exemption therefrom, is submitted.

10.  Miscellaneous

     (a) If the space on this Letter of Acceptance and Transmittal is insufficient to list all certificates for Deposited Securities, additional certificate numbers and number of Deposited Securities may be included on a separate signed list affixed to this Letter of Acceptance and Transmittal.

     (b) If Deposited Securities are registered in different forms (e.g., "John Doe" and "J. Doe"), a separate Letter of Acceptance and Transmittal should be signed for each different registration.

     (c) No alternative, conditional or contingent deposits will be acceptable and no fractional Warrants will be purchased. All depositing holders of Warrants by execution of this Letter of Acceptance and Transmittal (or a facsimile hereof) waive any right to receive any notice of the acceptance of Deposited Securities for payment.

     (d) The Offers and any agreement resulting from the acceptance of the Offers will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offers unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario.

     (e) The Offeror will not pay any fees or commissions to any broker or dealer or any other Person for soliciting deposits of Warrants pursuant to the Offers except as otherwise set forth in the Offers to Purchase (other than to the Dealer Managers, the Soliciting Dealers and the Depositary).

     (f) Additional copies of the Offers to Purchase and Circular, this Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary at the addresses listed below.

11.  Lost Certificates

     If a Warrant certificate has been lost or destroyed, this Letter of Acceptance and Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will forward such letter to the Company's registrar and transfer agent so that the transfer agent may provide replacement instructions. If a Warrant certificate has been lost or destroyed, please ensure that you provide your telephone number so that the Depositary or the Company's transfer agent may contact you.

THIS LETTER OF ACCEPTANCE AND TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE (TOGETHER WITH CERTIFICATES FOR WARRANTS AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY NO LATER THAN THE EXPIRY TIME.

The Depositary for the Offers is:


                     COMPUTERSHARE TRUST COMPANY OF CANADA


By Mail                                   By Registered Mail, Hand or by Courier

P.O. Box 7021                             100 University Avenue
31 Adelaide St. E.                        9th Floor
Toronto, ON M5C 3H2                       Toronto, ON M5J 2Y1
Attention: Corporate Actions              Attention: Corporate Actions

                           Toll Free: 1-866-982-8786
                           E-Mail:    service@computershare.com



Montreal                            Vancouver                Calgary
650 de Maisonneuve Blvd West        510 Burrard Street       Western Gas Tower
Suite 700                           2nd Floor                Suite 600, 530 8th Avenue S.W.
Montreal, QC                        Vancouver, BC            Calgary, AB
H3A 3T2                             V6C 3B9                  T2P 3S8







The Dealer Manager for the Offers is:


                              RBC CAPITAL MARKETS

 In Canada:                                     In the United States:

 RBC Dominion Securities Inc.                   RBC Capital Markets Corporation
 P.O. Box 50,                                   Two Embarcadero Center
 Royal Bank Plaza                               Suite 1200
 Toronto, Ontario                               San Francisco, California 94111
 M5J 2W7                                        U.S.A.
 Canada

 Telephone:  (416) 842-7519                     Telephone:        (415) 633-8513
 Toll Free:  1-888-842-7519                     Toll Free:        1-888-842-7519



ANY QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED BY HOLDERS OF WARRANTS TO THE DEPOSITARY OR THE DEALER MANAGERS AT THEIR RESPECTIVE TELEPHONE NUMBERS AND LOCATIONS SET OUT ABOVE. HOLDERS OF WARRANTS MAY ALSO CONTACT THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE FOR ASSISTANCE CONCERNING THE OFFERS.